Letter of Commitment


This Letter of Commitment is made as of the 6th of May, 1999, ("The Effective Date") by Rogel Patawaran, individually and collectively known as, Rogel Technologies with address at 1861
S. Bundy Dr. Los Angeles, CA 90025 ("Hereinafter referred to as
"RT") and Mr. Tom Hughes, individually and collectively known as, Betting, Inc. with address at 31310 Eaglehaven Center, Suite 10,
Rancho Palos Verdes, California 90275 ("Hereinafter referred to as "BETT").

The following are the steps to accomplish the Acquisition of Rogel Technologies. The actual Acquisition contract will be drafted once we have the approval from the share holders.

Terms & Procedures

1.  BETT Agrees to Acquire to RT as a wholly owned subsidiary.

2. The Acquisition of RT shall be paid entirely with Betting, Inc. stock (symbol: OTC - BETT).
       Paid as follows:

    2A. No later than Wednesday May 19th, 1999,  the sum of Two
        Hundred and Fifty Thousand shares (250,000) of free trading S-8 Stock of BETT will be issued to RT as a "Good Faith" payment. (Stocks are to be issued via Wire Transfer or in the form of a Stock Certificate made to the name of Rogel Technologies).

   	2B. The Sum of Two Million, Five Hundred Thousand (2,500,000) free
        trading shares of	BETT issued within Five (5) business days after
        the SB2 Form Registration has been	approved.

   	2C. The Sum of Two Million,  Five Hundred Thousand (2,500,000) 144
        restricted shares	of BETT issued within Five (5) business days
        after the SB2 Form Registration has been	approved.

   	2D. The Sum of Five Hundred Thousand (500,000) option shares at the
        price of $.50	of BETT issued no later than June 30, 2000.

   	2E. The Sum of Five Hundred Thousand (500,000) option shares at the
        price of $1.00	of BETT issued no later than June 30, 2001.

   	2F. The Sum of Two Hundred and Fifty Thousand (250,000) option shares
        at the price of	$2.00 of BETT issued no later than June 30, 2002.

It is agreed by BETT that if the above time table to acquire RT is not accomplished then, the Agreement, that is embodied in this letter, shall become "void" and any and all "Good Faith" Payment(s) issued to RT by BETT shall be considered non- refundable. It is also agreed by BETT that in the event that Betting, Inc. (symbol: OTC - BETT) shares should drop below a market "bid" price of Twenty Cents ($.20) per share before September 1, 1999 for a period of more than Twenty (20) Business days then, BETT shall, in order to continue the Acquisition process of RT, issue to RT an additional sum of Two Million, Five Hundred Thousand (2,500,000) Free Trading shares of Betting, Inc. (symbol: OTC - BETT) no later than Five (5) business day from the Twentieth (20th) day of such stock price decline. (All Stocks are to be issued via Wire Transfer or in the form of a Stock Certificate made to the name of Rogel Technologies).

3. The Acquisition of Rogel Technologies will include:

  	3A.  RT's Secure Email service revenue.

	  3B.  Perfect Merchant Response Software (MRS)

  	3C.  RT's Global Market Place Mall (GMM) (All present and future revenue)

	      	The GMM includes these products:
      		*  GMM Classified Adds
      		*  GMM Web hosting services
      		*  eTrusts
      		*  eHomebuy
      		*  eDine
      		*  eTheater
      		*  Portable Website Software.
      		*  PCA Compression Software
      		*  Virtual Card Game Software.

  	3D. Rogel Technologies present staff will remain as management and RT will receive:

      		1. Two Hundred Thousand Dollar ($200,000.00) per year management
           fee from the	"Gross Revenues" of RT.

     	 	2. An additional  twelve point five percent (12.5% ) of the
           remaining "Net	Profits" of RT as an administration fee.

 	 3E.  A consultant agreement for Mr. Patawaran with Betting, Inc.
        to continue the support of	creating and writing new software
        products for eConnect, eGate and ET&T.

The parties hereby represent and warrant that the individuals executing this letter on their behalf are authorized to do so and will bind the parties to the terms and conditions of this Letter.

IN THE WITNESS WHEREOF, I have executed this letter on the date first written above.


/s/   Rogel Patawaran
Rogel Patawaran, President
Rogel Technologies

Agreed And Accepted


/s/   Thomas Hughes
By: Thomas Hughes, CEO
Betting, Inc.